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                                 DIRECTOR LIFE
                        HARTFORD LIFE INSURANCE COMPANY

  SUPPLEMENT DATED JANUARY 17, 1996 TO THE MODIFIED SINGLE PREMIUM VARIABLE LIFE POLICIES WITH RESPECT TO THE DIRECTOR LIFE PROSPECTUS DATED MAY 1, 1995


The subsection of the prospectus entitled "The Separate Account - Funds" is amended as follows:


The Hartford Bond Fund, Inc. is not available in the State of California.


HV-2016-2

33-83654